                                                                  EXHIBIT 4.1

Number                        LOGO                                   Shares
M-_____                                                        _________________

                                                                See reverse side
                                                         For certain definitions

                                CUSIP 15100K 10 2

                               CELERIS CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA


           THIS CERTIFIES THAT


                                    SPECIMEN


           is the owner of


     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE OF


                               CELERIS CORPORATION


Transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.


         IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.


Dated:



             Secretary                                 President



                                             -----------------------------------
                                             Countersigned and Registered:
                                                  NORWEST BANK MINNESOTA, NA
                                                    Transfer Agent and Registrar

                                             By

                                                           Authorized Signature
                                             -----------------------------------

                                      Front


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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                                  UTMA - ______ Custodian ________
                                                                       (Cust)           (Minor)
TEN ENT - as tenants by entireties                               under Uniform Transfer to Minors

JT TEN - as joint tenants with right of survivorship              Act _____________________
               And not as tenants in common                                  (State)

     Additional abbreviations may also be used though not in the above list.

For value received ________ hereby sell, assign and transfer unto

Please insert social security or other
Identifying number of assignee
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------
_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
                             --------------------------------------------------

                             --------------------------------------------------
                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




SIGNATURE GUARANTEED
ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"). THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.








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